Exhibit 99.1

U.S. Bancorp Investor Day September 12, 2013 U.S. Bancorp
Agenda Time Topic Presenter 8:30-10:00 Strategic Overview Richard Davis Financial Management Andy Cecere Credit Risk Management Bill Parker 10:00-10:30 Break 10:30-11:00 Enterprise Revenue Focus Mac McCullough 11:00-11:30 Consumer and Small Business Banking Kent Stone and John Elmore 11:30-12:00 Wholesale and Commercial Real Estate Dick Payne and Joe Hoesley 12:00-12:45 Lunch 12:45-1:15 Wealth Management and Securities Services Terry Dolan 1:15-1:45 Payment Services Pamela Joseph 1:45-2:00 Closing Remarks Richard Davis 2:00-2:30 Q&A All Presenters 2
Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. Global and domestic economies could fail to recover from the recent economic downturn or could experience another severe contraction, which could adversely affect U.S. Bancorp's revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Continued stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values. In addition, U.S. Bancorp's business and financial performance is likely to be negatively impacted by recently enacted and future legislation and regulation. U.S. Bancorp's results could also be adversely affected by deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management's ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp's Annual Report on Form 10-K for the year ended December 31, 2012, on file with the Securities and Exchange Commission, including the sections entitled "Risk Factors" and "Corporate Risk Profile" contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. However, factors other than these could also adversely affect U.S. Bancorp's results, and you should not consider these factors to be a complete set of all potential risks. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp's performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of the presentation. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. 3
Strategic Overview Richard K. Davis Chairman, President and CEO U.S. Bancorp Investor Day September 12, 2013
Strategic Overview Financial Management Credit Risk Management Enterprise Revenue Focus Business Unit Strategies What You Will Hear Today 5
U.S. Bancorp 6
U.S. Bancorp Dimensions * As of August 30, 2013 Asset Size $353 billion Deposits $252 billion Loans $228 billion Customers 17.6 million NYSE Traded USB Market Capitalization* $66 billion Founded 1863 Bank Branches 3,087 ATMs 5,032 2Q13 Dimensions 7
Industry Position Commercial banks; Source: company reports, SNL and FactSet Assets and deposits as of 2Q13, market value as of August 30, 2013 8
Business Mix Payment Services Retail Payment Solutions Corporate Payment Systems Global Merchant Acquiring Wealth Management and Securities Services Wealth Management Asset Management Corporate Trust Fund Services Institutional Trust & Custody Consumer and Small Business Banking Branch Banking Small Business Banking Consumer Lending Mortgage Banking Digital Banking Wholesale Banking and Commercial Real Estate Corporate Banking Commercial Banking Commercial Real Estate Full year 2012, taxable-equivalent basis Excluding securities gains (losses) net Revenue Mix By Business Line (CHART) Consumer and Small Business Banking 47% Payment Services 26% Wealth Mgmt and Securities Services 8% Wholesale Banking and Commercial Real Estate 19% 9
Demonstrated financial and credit discipline Low operational losses vs. the industry Strong performance in key risk and control areas Low relative levels of customer complaints Constructive regulatory relationships Strong Board of Directors support, challenge and oversight A culture of transparency and accountability "3 Lines of Defense" - business line, corporate level, audit Risk Profile * Largest five banks in assets; Source: published analysis by SNL Financial and The Wall Street Journal; includes banks' 2010-2012 settlements with GSEs; the national mortgage settlements; settlements and fines imposed by the Fed and OCC in connection with the independent foreclosure review; settlements with shareholders and investors over acquisitions, transactions and offering disclosures; settlements on derivatives, RMBS, and other securities matters; and mortgage fair lending settlements with the U.S. government Comp 1 USB Financial Crisis-Related Resolution Costs Since 2010* ($ Billions) $41.6 $8.3 $7.8 $3.6 Comp 2 Comp 3 Comp 4 $0.2 10
Strong Defense Expense Driven Conservative Credit Culture Efficient Operating Model Strong Capital Generation Fortress Balance Sheet Diversification of Risk Low Revenue Volatility Strong Defense (2001 - 2006) 11
Investing for Growth Flight-to-Quality Strong Defense Enterprise Revenue Office National Corporate Banking National Mortgage Banking Deposit Pricing Parity Brand Development Selective M&A / JVs Investing for Growth (2007 - 2010) Expense Driven Conservative Credit Culture Efficient Operating Model Strong Capital Generation Fortress Balance Sheet Diversification of Risk Low Revenue Volatility Strong Defense (2001 - 2006) 12
Positioned to Win Flight-to-Quality Strong Defense Enterprise Revenue Office National Corporate Banking National Mortgage Banking Deposit Pricing Parity Brand Development Selective M&A / JVs Investing for Growth (2007 - 2010) Expense Driven Conservative Credit Culture Efficient Operating Model Strong Capital Generation Fortress Balance Sheet Diversification of Risk Low Revenue Volatility Strong Defense (2001 - 2006) Market Share Gain Strong Defense Investing for Growth Relevant Scale Customer Experience Leveraging Technology Employee Engagement Positioned to Win (2011 - 2013) 13
What You Heard in 2010 Our strong defense will continue... Our investments in profitable growth initiatives will continue... We are Positioned to Win by turning our focus to: Relevant scale Customer experience Leveraging technology Employee engagement What Did We Accomplish? Market Share Gain Strong Defense Investing for Growth Relevant Scale Customer Experience Leveraging Technology Employee Engagement Positioned to Win (2011 - 2013) 14
Relevant Scale Payment Services Wealth Management and Securities Services Consumer and Small Business Banking Wholesale Banking and Commercial Real Estate #4 U.S. Debit Card Issuer #5 U.S. Credit Card Issuer #3 U.S. Commercial Card Issuer #5 U.S. Merchant Acquirer #6 European Merchant Acquirer #19 AUM Wealth Management #3 3rd Party Mutual Fund Servicer #1 U.S. Municipal Trustee #2 U.S. Corporate Trustee #1 U.S. Structured Trustee #2 SBA Lender #5 Core Deposits #4 Branch Network #5 Small Business Lender #5 Home Mortgage Originator #4 CRE Bank Lender #5 C&I Bank Lender #5 Treasury Management Provider #5 Investment Grade Loan Bookrunner #6 Institutional Trust Source: The Nilson Report (Visa and MasterCard issuers, commercial card excludes small business), Securities Data Corp, Investment Company Institute, Institution Trust & Custody, Barron's, SNL, Mortgagestats, E&Y Annual Cash Management Survey, Thomson Reuters NR NR NR = At Scale = Not at Scale = Scale not Required 15
Relevant Scale Core Deposits 2.0% 2.6% Consumer Loans 1.8% 3.2% Mortgage Origination 0.7% 4.8% C&I Loans 3.2% 3.7% CRE Loans 1.6% 2.5% Source: SNL and Mortgagestats (mortgage origination data as of 1Q13) 2Q13 1Q07 USB Market Share Market Share Change Middle Market Loan 1.2% 7.0% Bookrunner Investment Grade Loan 0.3% 2.3% Bookrunner Investment Grade Bond NA 2.4% Bookrunner Source: Thomson Reuters and Securities Data Corp 2012 2007 USB Market Share Market Share Change Credit Card (total volume) 4% 6% Fund Services (# of funds) 18% 24% Wealth Management (AUM) 1% 1% Source: Nilson (credit card), Visa and MasterCard issuers; Investment Company Institute (fund services); Barron's (wealth management), accounts over $5 million Municipal Trust 27% 31% Corporate Trust 7% 23% Structured Trust 16% 26% Source: Securities Data Corp based on number of issues 2Q13 YTD 2007 USB Market Share Market Share Change 16
Consumer Banking Overall - Gallup Branch Experience Key Driver Score Customer Experience Source: U.S. Bank Gallup survey, quarterly sample size of approximately 90,000 customers with an error range of +/- 0.3% at 95% confidence Source: U.S. Bank Gallup survey, quarterly sample size of approximately 90,000 customers with an error range of +/- 0.3% at 95% confidence Source: U.S. Bank Gallup survey, quarterly sample size of approximately 90,000 customers with an error range of +/- 0.3% at 95% confidence 17
Leveraging Technology Branch automation Online banking leadership Mobile banking innovation Call center optimization Mortgage origination platform Kansas City technology center Infrastructure and obsolescence 18
Distinctive Leadership Practices Five Year Engagement Trends (CHART) Source: Kenexa WorkTrends normative database Employee Engagement 19
Growth in Market Share We are in an Advantaged Position to Grow Market Share 20
Growth in Market Share Our Business Model Enables Industry Leading Growth and High Returns Industry Leading Growth and Profitability with Conservative Risk Profile 21
Shareholder Value Creation Growth in Market Share Growth in Market Share and High Returns Create Long-term Value for Shareholders Industry Leading Growth and Profitability with Conservative Risk Profile 22
Source: Bloomberg, September 15, 2010 to September 6, 2013, annualized Total Shareholder Return Total Shareholder Return Since Last Investor Day 23
Expense Driven Conservative Credit Culture Efficient Operating Model Strong Capital Generation Fortress Balance Sheet Diversification of Risk Low Revenue Volatility Strong Defense (2001 - 2006) Market Share Gain Strong Defense Investing for Growth Relevant Scale Customer Experience Leveraging Technology Employee Engagement Positioned to Win (2011 - 2013) Extending the Advantage Shareholder Value Strong Defense Investing for Growth Positioned to Win Extending the Advantage Extending the Advantage (2014 ?) 24
Extending the Advantage 25
U.S. Bancorp Investor Day Strategic Overview
U.S. Bancorp Investor Day Financial Management Andy Cecere Vice Chairman and CFO September 12, 2013
Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. Global and domestic economies could fail to recover from the recent economic downturn or could experience another severe contraction, which could adversely affect U.S. Bancorp's revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Continued stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values. In addition, U.S. Bancorp's business and financial performance is likely to be negatively impacted by recently enacted and future legislation and regulation. U.S. Bancorp's results could also be adversely affected by deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management's ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp's Annual Report on Form 10-K for the year ended December 31, 2012, on file with the Securities and Exchange Commission, including the sections entitled "Risk Factors" and "Corporate Risk Profile" contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. However, factors other than these could also adversely affect U.S. Bancorp's results, and you should not consider these factors to be a complete set of all potential risks. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp's performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of the presentation. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. 2
Financial Management Sustainable Competitive Advantage Value creation Low risk Above market growth Industry leading returns Capital management Long-term growth expectations Low Risk Growth High Return 3
Revenue Mix By Business Line (CHART) Consumer and Small Business Banking 47% Payment Services 26% Wealth Mgmt and Securities Services 8% Wholesale Banking and Commercial Real Estate 19% Fee Income / Total Revenue (CHART) Full year 2012, taxable-equivalent basis Excluding securities gains (losses) net Diversified Business Mix Low Risk 55% 45% 4
Diversified Business Mix Source: FR Y-9C and company reports, 2012 full year Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC U.S. Bancorp Revenue Mix (CHART) (CHART) Peer Bank Average Revenue Mix Net Interest Income Payments Fee Revenue Fiduciary Activities Service Charges Mortgage Fees Trading, Brokerage, Investment Banking, Equity Investments All Other Fee Income Low Risk 5
Low Risk Balance Sheet Used to manage interest rate risk, provide liquidity, generate interest income and provide collateral 96% of the portfolio is concentrated in Government-Backed/Issued Securities (Treasuries and Agency Debentures, Agency MBS/CMOs, and Municipal Securities) Securities Portfolio (CHART) $74,528 $75,286 $52,978 $70,814 $74,975 Characteristics $ in millions, ending balances Low Risk 6
Low Risk Balance Sheet Interest rate risk is the risk to the Company's earnings given changes in interest rates The Company uses net interest income simulation analysis for measuring and analyzing consolidated interest rate risk The Company is currently slightly asset sensitive Sensitivity of Net Interest Income (CHART) Interest Rate Risk Management Low Risk 7
Low Risk Balance Sheet On- and off-balance sheet liquidity is strong On-balance sheet - unencumbered high quality investment portfolio securities that could be pledged or sold for cash Off-balance sheet - loans pledged to the Federal Home Loan and Federal Reserve banks Liquidity Total On- and Off-Balance Sheet Available Liquidity (CHART) $ in billions Low Risk 8
Debt ratings: holding company as of September 4, 2013; Debt spread as of September 1, 2013 Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC Top of Class Debt Ratings op=outlook positive on=outlook negative s=outlook stable wu = watch uncertain wn=watch negative wp=watch positive Flight to quality Funding advantage Advantages Peer Debt Ratings (CHART) Low Risk 9
Consistent Earnings Power Dodd-Frank Act Stress Test results and USB internal stress test results and methodologies released March 7, 2013 Comprehensive Capital Analysis and Review results released March 14, 2013 The Federal Reserve did not object to USB's capital plan (CHART) (CHART) PPNR = Pre-Provision Net Revenue Source: Federal Reserve, estimates from the severely adverse scenario Stress Test Results Low Risk 10
Growth - Loans $ in millions Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC (CHART) 6.9% 5.8% 3.9% 4.4% 5.2% (CHART) 2010 Average Loans $193 billion 2Q13 Average Loans $225 billion Commercial Commercial Real Estate Res Mtg and Home Equity Credit Card Other Retail Covered 24% 18% 24% 15% 10% 9% USB +17% Peer Median +4% (CHART) 30% 17% 28% 14% 4% 7% Average Loans Year-Over-Year Growth Growth 11
Growth - Deposits (CHART) 10.6% 7.3% 10.1% 15.4% 7.0% (CHART) 2010 Average Deposits $185 billion 2Q13 Average Deposits $247 billion 22% 54% 24% (CHART) 27% 55% 18% Noninterest Bearing Checking and Savings Time USB +34% Peer Median +12% $ in millions Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC Average Deposits Year-Over-Year Growth Growth 12
Growth - Revenue and Earning Assets $ in millions, taxable-equivalent basis (CHART) Total Revenue Year-Over-Year Growth 4.4% 13.6% 8.9% 5.3% 6.2% USB Record Revenue 2012 (CHART) Average Earning Assets Year-Over-Year Growth 10.5% 10.3% 6.2% 12.4% 8.1% Growth 13
Industry Leading Returns Return on Average Assets Return on Average Common Equity Efficiency Ratio Full Year 2012 2Q13 YTD (CHART) (CHART) (CHART) (CHART) (CHART) (CHART) Source: SNL and company reports Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC High Return 14
High Returns on Capital 2012 Return on Tangible Common Equity Source: SNL and company reports Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC (CHART) High return / capital efficient businesses Corporate Trust Merchant Processing Fund Services Treasury Management Corporate Payments Efficient expense platform Disciplined capital allocation process High Return 15
Efficient Expense Platform Single processing platforms Full consolidation of acquisitions Operating scale in all significant businesses Business line monthly review process If our efficiency ratio was peer median, our ROE would decrease to 9.9% 2012 Efficiency Ratio (CHART) Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding securities gains (losses) net Source of Competitive Advantage (CHART) High Return 16
Disciplined Capital Allocation Process Decision-making Approach - Acquisitions and Organic Initiatives Centrally managed review process, which includes data gathering, business line "expert" review and valuation analysis Acquisitions and investments sponsored by business line Vice Chairman Investment Committee reviews strategic rationale and financial analysis Due diligence performed and managed centrally Investment Committee gives approval of acquisition or investment based on results of due diligence Review and assessment Financial criteria Net present value, internal rate of return and accretion analysis Assume 10-11% cost of capital Concept Initial Analysis Due Diligence Approval Negotiate / Close Integration Review & Assess Growth High Return 17
Prudent Investment Strategy Mortgage banking In-store and on-site branches Wholesale banking expansion Ascent Private Capital Management International payments expansion Internet and mobile banking channels Tier 4 data center Call center telephony Distribution channel integration (CHART) 2003 - 2007 Total 2008 - 2012 Total +44% $ in billions Approved by Capital Expenditure Committee Investments Capital Expenditures Growth High Return 18

# Prudent Investment Strategy

EXTENDING THE ADVANTAGE

Growth
High Return

## Acquisitions

**Payments**
- Collective Point of Sale Solutions Ltd
- FSV Payment Systems
- TransCard's heavy truck fuel card network
- Financial institutions credit card portfolio of FIA Card Services
- Merchant processing portfolio of Santander-Mexico
- Merchant processing portfolio of Citizens National Bank
- Credit card portfolios from Citi
- Merchant processing portfolio of MB Financial Bank
- Credit card portfolio of Town North Bank
- Southern DataComm
- AIMS Logistics
- Numerous small portfolios
- Joint ventures:
  - Spain merchant services joint venture with Banco Santander
  - Brazil merchant services company



Payment Services
Wealth Mgmt and Securities Services
Wholesale Banking and Commercial Real Estate
Consumer and Small Business Banking

**Divestitures**
- Divestiture of FAF Advisors long-term asset management business

**Consumer and Wholesale**
- Banking operations of BankEast (Knoxville, TN)
- Banking operations of First Community Bank (NM)
- Banking subsidiaries of FBOP Corporation
- BB&T's Nevada banking operations
- First Bank of Idaho
- Downey Savings & Loan Association
- PFF Bank & Trust
- Mellon 1st Business Bank

**Trust Businesses**
- U.S. municipal bond trustee business of Deutsche Bank
- AIS Fund Administration
- Institutional trust business of Union Bank
- Indiana corporate trust business of UMB Bank
- Bank of America's securitization trust administration business
- Corporate trust administration business of F.N.B.
- Corporate trust business of AmeriServ
- Bond trustee business of First Citizens Bank
- Mutual fund servicing division of Fiduciary Management, Inc usbancorp
19
G-SIBs = global systemically important banks Source: SNL, as of 2Q13, market value as of August 30, 2013 Competitive Position Capital Management Landscape G-SIBs Advanced Approaches Standardized Approach 20
Capital Management Capital Requirement Tangible book value (TBV) = book value per share excluding intangible assets other than mortgage servicing rights Return on tangible common equity (ROTCE) = net income, adjusted for after-tax amortization of intangibles, as a % of average tangible common equity * Estimated using final rules for Basel III standardized approach released July 2013 Capital Generation (CHART) 8.0% 0.5% Volatility Buffer 0.5% Potential D-SIFI Buffer 2.5% Capital Conservation Buffer 4.5% Minimum Capital Requirement 8.6%* Tier 1 Common Basel III Target USB 2Q13 Reported 21
Capital Management Earnings Distribution Target (CHART) 62% 69% 11% 32% 73% Reinvest and Acquisitions Dividends Share Repurchases 20 - 40% 30 - 40% 30 - 40% Payout Ratio 22
Long-term Growth Expectations Investor Day 2010 Long-term Growth Expectations Net Interest Income 5-7% Noninterest Income 8-10% Total Revenue 7-8% Noninterest Expense 4-5% Provision for Credit Losses 6-8% Net Income 8-9% EPS 8-10% 23
Long-term Growth Expectations Legislative impact includes Card Act, Overdraft Legislation and Durbin Amendment Unusual impact includes significant one-time items Provision normalized to 100 bps of loans Taxable-equivalent basis CAGR = compound annual growth rate; see appendix page 31 for specific adjustments 2010 to 2012 Growth 24
Long-term Growth Expectations 25
Long-term Goals Long-term Goals Optimal business line mix Investments generating positive returns Profitability: ROE 16-19% ROA 1.60-1.90% Efficiency Ratio low 50s Capital distributions: Earnings distribution 60-80% Current Status Four simple and stable business lines Mortgage, wealth management, corporate banking, international payments, branch technology, internet and mobile channels, and select acquisitions 2Q13 Profitability: ROE 16.1% ROA 1.70% Efficiency Ratio 51.7% 2Q13 Capital distributions: Distributed 73% of earnings (dividends 30%, share repurchases 43%) 26
Appendix U.S. Bancorp Investor Day - Financial Management 27
Non-GAAP Financial Measures 28
Non-GAAP Financial Measures 29
Non-GAAP Financial Measures Tangible Book Value and Return on Tangible Common Equity 30
Non-GAAP Financial Measures Adjustments: 2010 to 2012 CAGR 31
U.S. Bancorp Investor Day Financial Management
U.S. Bancorp Investor Day Credit Risk Management P.W. (Bill) Parker EVP and Chief Credit Officer September 12, 2013
Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. Global and domestic economies could fail to recover from the recent economic downturn or could experience another severe contraction, which could adversely affect U.S. Bancorp's revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Continued stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values. In addition, U.S. Bancorp's business and financial performance is likely to be negatively impacted by recently enacted and future legislation and regulation. U.S. Bancorp's results could also be adversely affected by deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management's ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp's Annual Report on Form 10-K for the year ended December 31, 2012, on file with the Securities and Exchange Commission, including the sections entitled "Risk Factors" and "Corporate Risk Profile" contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. However, factors other than these could also adversely affect U.S. Bancorp's results, and you should not consider these factors to be a complete set of all potential risks. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp's performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of the presentation. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. 2
Lending Philosophy Lending philosophy defined as: Relationship driven Centralized vs. decentralized (all credit risk governed by Credit) Lender accountability Active portfolio management Cash flow lenders Higher risk transactions in the context of relationships Characterized as prudent versus conservative Credit Risk Management 3
Credit Risk Management Portfolio Management The strategy for Credit Risk Management includes: Well-defined, centralized credit policies Diversification by product type on a geographic, industry and customer level Ongoing risk monitoring and review processes Regular credit examinations and management reviews of loans exhibiting deterioration Quantitative metrics for monitoring credit risk include: Credit risk tolerances and concentrations of credit measures Credit quality metrics on new originations; policy exception guidelines Normalized losses (expected losses through-the-cycle) 4
Credit Risk Management Credit culture established at the top of the organization Risk Management Committee of USB Board of Directors reviews and approves: Risk management framework Appropriateness of the allowance Compliance with regulatory requirements Credit policy changes and exception guidelines Executive Credit Management Group (ECMG) which consists of the CEO, CCO, CFO and Vice Chairs meets bi-weekly to: Ensure products with credit risk have sound credit practices Review all aspects of asset quality Review and ratify all credit policies on an annual basis Independent credit examinations 5
Credit Quality * Excludes covered assets Continued Improvement in Overall Asset Quality Loan Delinquencies* Special Mention and Classified Assets To Tier 1 Capital + Allowance (CHART) 39.8% 35.5% 31.9% 30.0% 26.9% (CHART) 6
Credit Quality (CHART) $468 Net Charge-offs ($ in millions) Nonperforming Assets* ($ in millions) Net Charge-offs (Left Scale) NCOs to Avg Loans (Right Scale) Nonperforming Assets (Left Scale) NPAs to Loans plus ORE (Right Scale) (CHART) $433 $520 $538 $2,029 $2,256 $2,188 $2,088 $392 $1,921 * Excluding Covered Assets (assets subject to loss sharing agreements with FDIC) ** Related to a regulatory clarification in the treatment of residential mortgage and other consumer loans to borrowers who have exited bankruptcy but continue to make payments on their loans *** Excluding $54 million of incremental charge-offs Net Charge-offs and Nonperforming Assets 7
Strong credit culture resulted in #1 ranking among peers for the lowest net charge-off volatility from 1Q03 - 2Q13 Reserve build was less than our peers - now have modest releases Peer Group Source: SNL Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC 8
Credit Risk Management Normalized Losses Normalized losses are generally a function of historical performance and underwriting criteria; but may be adjusted for significant factors Changes in our Bank's underwriting criteria Material changes in industry underwriting criteria Changes in portfolio mix Changes in assumptions or borrower behavior Changes in actual performance versus projected Note: normalized losses refers to losses expected through-the-cycle 9
USB Normalized Estimate 1.00% Credit Risk Management Net Charge-offs - Investor Day 2010 Losses well above normalized levels Sources: SNL, Federal Financial Institutions Examination Council (FFIEC) Consolidated Reports of Condition and Income Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC 10
Credit Risk Management Net Charge-offs - Investor Day 2013 Losses now below normalized levels USB Normalized Estimate 1.00% Sources: SNL, Federal Financial Institutions Examination Council (FFIEC) Consolidated Reports of Condition and Income Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC 11
Investor Day 2Q13 Investor Day 2Q13 Loan Portfolio Normalized NCO% Commercial 0.45% Commercial Real Estate 0.50% Small Business* 1.75% Residential Mortgages 0.60% Credit Cards 5.00% Other Retail 1.00% Covered Assets 0.25% Total 1.00% More significant segment today Investor Day 2Q10 Investor Day 2Q10 Loan Portfolio Normalized NCO% Commercial 0.50% Commercial Real Estate 0.25% Residential Mortgages 1.00% Credit Cards 5.50% Other Retail 0.85% Covered Assets 0.05% Total 1.00% Mix shifts to newer (better) vintages Change in consumer behavior Adjusted for length and depth of real estate cycles Credit Risk Management * Includes commercial and commercial real estate Net Charge-offs - USB Normalized Overall normalized loss rate remains at 1.00% Actual losses now well below normalized Auto lending expansion 12
Indirect Auto Lending * Source: Market share based on Experian Autocount data as of August 29, 2013 for total auto financing market (loans and leases from all sources), ranking shown among banks only (captives excluded) ** Source: JD Pin (JD Power and Associates), includes loans only; banks: Ally, Capital One, Chase, and Wells Fargo; weighted average FICO Initiative to double market share in auto lending and leasing Providing broader credit spectrum to pre-owned car buyers Non-prime originations are limited to 15% of the portfolio Data as of 08/29/13 Bank Lender June 2013 Market Share* FICO** Pre-Owned Mix** Bank 1 5.9% 684 46% Bank 2 5.2% 687 74% Bank 3 4.7% 723 45% Bank 4 3.4% 675 60% USB - Future 2.4% 730 40% USB - Current 1.2% 758 35% ... 13
Credit Quality Strong originations while maintaining high level of credit quality Investor Day 2Q10 Investor Day 2Q10 Originations ($'s in Billions) Originations Originations Commercial/Commercial Real Estate $ 29.3 $ 29.3 Credit Cards 1.7 1.7 Mortgage and Other Retail 15.3 15.3 Total Originations $ 46.3 $ 46.3 Loan Portfolio Avg. Bond Equivalent / Avg. FICO Avg. LTV % Commercial BBB- n/a Commercial Real Estate BB 65% Residential Mortgages 746 79% Home Equity 770 68% Credit Cards 752 n/a Auto Loans/Leases 772 85% Other Retail* 748 92% * Calculation excludes originations for which LTV is not applicable CAGR = compound annual growth rate Investor Day 2Q13 Investor Day 2Q13 Originations Originations 3 Year CAGR $ 37.6 $ 37.6 8.7% 2.6 2.6 15.2 25.5 25.5 18.6 $ 65.7 $ 65.7 12.4% Avg. Bond Equivalent / Avg. FICO Avg. LTV % BBB- n/a BB/BB+ 63% 745 79% 761 71% 761 n/a 767 87% 752 77% 14
U.S. Bancorp Investor Day Credit Risk Management
U.S. Bancorp Investor Day Extending the Advantage Richard K. Davis Chairman, President and CEO September 12, 2013
U.S. Bancorp Competitive Advantages USB Relative Position Versus Larger Competitors Versus Smaller Competitors Business Mix Risk Profile Low Risk Capital Generation Execution Industry Leading Returns Industry Position Scale Above Market Growth Advantaged Competitive Disadvantaged 2
Flight-to-Quality Strong Defense Enterprise Revenue Office National Corporate Banking National Mortgage Banking Deposit Pricing Parity Brand Development Selective M&A / JVs Investing for Growth (2007 - 2010) Expense Driven Conservative Credit Culture Efficient Operating Model Strong Capital Generation Fortress Balance Sheet Diversification of Risk Low Revenue Volatility Strong Defense (2001 - 2006) Market Share Gain Strong Defense Investing for Growth Relevant Scale Customer Experience Leveraging Technology Employee Engagement Positioned to Win (2011 - 2013) Extending the Advantage Shareholder Value Strong Defense Investing for Growth Positioned to Win Extending the Advantage Extending the Advantage (2014 ?) 3
U.S. Bancorp Investor Day Extending the Advantage
U.S. Bancorp Investor Day September 12, 2013 Mac McCullough EVP and Chief Strategy Officer Enterprise Revenue Focus
Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. Global and domestic economies could fail to recover from the recent economic downturn or could experience another severe contraction, which could adversely affect U.S. Bancorp's revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Continued stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values. In addition, U.S. Bancorp's business and financial performance is likely to be negatively impacted by recently enacted and future legislation and regulation. U.S. Bancorp's results could also be adversely affected by deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management's ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp's Annual Report on Form 10-K for the year ended December 31, 2012, on file with the Securities and Exchange Commission, including the sections entitled "Risk Factors" and "Corporate Risk Profile" contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. However, factors other than these could also adversely affect U.S. Bancorp's results, and you should not consider these factors to be a complete set of all potential risks. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp's performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of the presentation. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. 2
Enterprise Revenue Office Intensified focus on revenue growth Created enterprise focus on customers Launched Building Deeper Relationships Developed vision and roadmap to build out digital banking channels Mobile banking Online banking Flight-to-Quality Strong Defense Enterprise Revenue Office National Corporate Banking National Mortgage Banking Deposit Pricing Parity Brand Development Selective M&A / JVs Investing for Growth (2007 - 2010) 2007 - 2010 3
Launched Building Deeper Relationships 2007 2011 Process Product Packages Mortgage Referrals Relationship Review Changed focus, process and culture 4
Enterprise Revenue Office Market Share Gain Strong Defense Investing for Growth Relevant Scale Customer Experience Leveraging Technology Employee Engagement Positioned to Win (2011 - 2013) Expanded Building Deeper Relationships Customer experience Leveraging technology Delivered industry-leading digital banking channel capabilities Mobile banking Online banking 2011 - 2013 5
Expanded Building Deeper Relationships 2007 2011 Process 2014 Technology Mobile Banking Online Banking Branch Automation Invested in and leveraged technology Product Packages Mortgage Referrals Relationship Review Changed focus, process and culture 6
Expanded Building Deeper Relationships 2007 2011 Process 2014 Technology BDR Revenue (MM$) 2007 - 2013 $1,550 Actual/ Forecast $2,150 2007 - 2014 Target 1,725 Product Packages Mortgage Referrals Relationship Review Mobile Banking Online Banking Branch Automation Actual / forecast and target revenue attributable to BDR initiatives is calculated based on a consistent interest rate environment since the date the target was established 7
Industry-leading Digital Banking Channels U.S. Bank ranked #1 for Mobile App and 'most improved' among 13 leading banks U.S. Bank had the largest year- over-year increase in Mobile Banking Customer Satisfaction among the top-10 banks surveyed Mobile Banking U.S. Bank made the largest move among 15 leading banks, ranking 6th for Mobile Banking Overall in 3Q11, moving to 3rd in 3Q13, 2 points behind the top-ranked bank (CHART) MMs USB Customers at Period End 2009 2Q13 2011 2012 2008 2010 (CHART) Keynote Scores for 5 Largest Banks 3Q11 1Q12 3Q12 3Q13 1Q13 Score USB Source: Keynote 8
Industry-leading Digital Banking Channels Online Banking Original Home Page (circa 2010) New Home Page 9
Industry-leading Digital Banking Channels Online Banking - 2010 to present Redesigned public site Simplified Online Apply Robust data analytics supporting online marketing and lead management 2013 Model Bank for Online Marketing and Lead Management U.S. Bank ranked #5 in Web Experience in 2013 out of 211 companies across all industries U.S. Bank ranked #1 for Credit Card Prospect Experience in 2012 and 2013 2012 Model Bank for Online Apply 10
Industry-leading Digital Banking Channels Online Banking - 4Q13 Launch of redesigned secure site Make targeted offers to customers based on profile and behavioral data Migration of servicing to digital channels to improve customer experience and reduce cost-to-serve More convenient and simplified payment solutions 11
Enterprise Revenue Office Shareholder Value Strong Defense Investing for Growth Positioned to Win Extending the Advantage Extending the Advantage (2014 ?) Continued expansion of Building Deeper Relationships Customer insights Next best action Client Advocacy Customer experience Data analytics Innovation 2014 ? 12
Enterprise Revenue Office Shareholder Value Strong Defense Investing for Growth Positioned to Win Extending the Advantage Extending the Advantage (2014 ?) Continued expansion of Building Deeper Relationships Customer insights Next best action Client Advocacy Customer experience Data analytics Innovation 2014 ? 13

Innovation at U.S. Bank Innovate is a Distinctive Leadership Practice 14
Innovation at U.S. Bank Core Products Concepts Ideas Customers Qualitative Testing Wholesale Payments Voice of the Customer Checking With Choice Savings Today And Rewards Tomorrow FlexPerks Multi-function Campus Card 15
Innovation at U.S. Bank Virtual Merchant Mobile Mobile Real-time Credit Card Apply, Approve, Use Mobile Photo Bill Pay Digital Capabilities Payments 16
Business Models Innovation at U.S. Bank Distribution Network Optimization Video ATM Anchor Branch Online Banking On-Site Branch Drive Thru Branch In-Store Branch Mobile Banking " "Drop In" Branch Insight from Millennials 17
Innovation at U.S. Bank More to come... Innovation Advisory Leadership Group Payments Shark Tank Ideas From US Innovation Advocate Training 18
U.S. Bancorp Investor Day Enterprise Revenue Focus
U.S. Bancorp Investor Day Consumer and Small Business Banking John Elmore, Vice Chairman Kent Stone, Vice Chairman September 12, 2013
Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. Global and domestic economies could fail to recover from the recent economic downturn or could experience another severe contraction, which could adversely affect U.S. Bancorp's revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Continued stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values. In addition, U.S. Bancorp's business and financial performance is likely to be negatively impacted by recently enacted and future legislation and regulation. U.S. Bancorp's results could also be adversely affected by deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management's ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp's Annual Report on Form 10-K for the year ended December 31, 2012, on file with the Securities and Exchange Commission, including the sections entitled "Risk Factors" and "Corporate Risk Profile" contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. However, factors other than these could also adversely affect U.S. Bancorp's results, and you should not consider these factors to be a complete set of all potential risks. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp's performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of the presentation. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. 2
Consumer and Small Business Banking Profile Full year 2012, excluding Treasury and Corporate Support Contribution to U.S. Bancorp Revenue Pre-provision Income Loans Deposits (CHART) (CHART) (CHART) (CHART) 47% 39% 56% 50% Revenue Mix (CHART) In-store and On-site Banking 6% Metropolitan Banking 24% Community Banking 25% Mortgage Banking 32% Consumer Lending 13% (CHART) Noninterest Income Net Interest Income % of Revenue 3
Financial Performance Average loan growth of 6.8% Average deposit growth of 7.2% Total net revenue growth of 7.6% Noninterest expense growth of 7.3% Performance Highlights (2010 - 2012 CAGR) Key Drivers Branch originated mortgage loans, small business and indirect auto lending and leasing Enhanced distribution, product offerings and Building Deeper Relationship initiatives Balance sheet growth, mortgage revenue and gains in market share, partially offset by regulatory headwinds and lower margin benefit from deposits Regulatory, mortgage banking activity and investments in growth initiatives 4
Competitive Advantages USB Relative Position Versus Larger Competitors Versus Smaller Competitors Community Banking Business Model In-store and On-site Branch Delivery Models Customer Experience - Retail Customer Experience - Small Business Small Business Franchise Breadth and Depth of Capabilities Advantaged Competitive Disadvantaged Brand Awareness Consumer and Small Business Banking 5
1Q07 2Q13 Scale Consumer Banking Sales and Support #2 SBA Lender Market Share Business Unit Market Rank #5 Core Deposits 2.0% 2.6% Community Banking and Branch Delivery Source: SNL, Mortgagestats and Experian (mortgage origination data as of 1Q13), U.S. Small Business Administration #6 Home Equity Loans and Lines 1.9% 2.7% #5 Home Mortgage Originator 0.7% 4.8% #6 Non-captive New Auto Finance #1 In-store and Onsite Branch Network #4 Branch Network 2.7% 3.4% 12.6% 8.1% Market Position NR = At Scale = Not at Scale = Scale not Required 2007 2012 3.4% 3.5% 1.4% 2.0% 6
Growth Accelerators Growth Accelerators Positioning for the New Economy Delivering on Client Advocacy Industry-leading digital channel capabilities Checking 21% Mortgage 27% Credit Card 35% Home Equity 51% Auto 83% Online Account Growth 1H13 vs. 1H12 2013 Model Bank for Online Marketing and Lead Management 2012 Model Bank for Online Apply U.S. Bank ranked #1 in Mobile Banking and 'most improved' among 13 leading banks 7
Increased branch share in 25 state footprint to 7.1% Continuing 2010 Business Unit Growth Strategies Strategy Accomplishments Status Building scale through expanded distribution Customer experience Continuing Significant investments in technology Affluent market - differentiated delivery and service Continuing Launched affluent growth strategy Building Deeper Relationships Continuing ~$685MM of incremental revenue in 2012 Small Business - differentiated delivery and service Continuing 27.4% increase in Small Business relationships since 9/30/10 Mortgage Banking expansion Continuing Increased new loan originations by 52% to $85 billion since 2010 8
Extending the Advantage Community Banking business model Distribution network optimization Positioning mortgage for the New Economy National consumer lending expansion 9
The Right Delivery Model Community Banking 1,108 Branches Delivering the full capabilities of U.S. Bank through a traditional, relationship-based community banking model Metropolitan Branches 1,114 Branches Providing a full array of consumer and small business banking products and services in larger markets In-store/On-site Branches 865 Branches Small footprint branches in highly convenient locations Includes all in-store, corporate site, university and retirement locations 3,087 Branch Locations 10
Community Banking Business Model Maximizing bank impact in each community Strategic effort in each Community Market to connect to: Consumers Businesses Philanthropies Civic organizations Competitive advantage Focus on relationship management and customer advocacy Local decision making Local delivery of products of 5th largest commercial bank Enhancing community life Employee engagement Advisory Boards (126 boards, 860 members) Support Business Growth Servicing Customers and Improving Financial Education Engaging and Supporting Communities 11
Distribution Network Optimization Pilot Market Execution Initial "Anchor" branch will be in a multi-purpose retail complex with over 30,000 visitors per day, featuring high-end retailers, restaurants, public entertainment spaces and several up-scale residential housing complexes Market Characteristics Affluent Significant adoption of digital channels Attractive Small Business density High growth Test and Learn Dimensions (not inclusive) Use of branch floor space Customer experience Staffing / skills Technology Marketing Optimized Network (Illustrative) Video ATM Anchor Branch Online Banking On-Site Branch Drive Thru Branch In-Store Branch Mobile Banking " "Drop In" Branch 12
Positioning Mortgage for the New Economy Mortgage Transitioning from refinance to purchase market Increasing origination of Retail vs. Correspondent Utilizing web, mobile and telesales capabilities Leveraging branch network Targeted and mass market mortgage advertising Building Deeper Relationships Aggressively managing industry-leading cost position (CHART) (CHART) Loans Serviced for Others ($ in billions) USB % of Industry Originations Source: Inside Mortgage Finance 13
National Consumer Lending Expansion Expand non-captive lending position - new auto, new leasing Expand / establish new manufacturer relationships and strategic partnerships Leverage current dealer relationship for pre-owned vehicle financing Continue new product expansion Market white label leasing services Feet on the street (CHART) $ in million, ending balances * Source: Market share based on Experian Autocount data as of August 29, 2013 for total auto financing market (loans and leases from all sources), ranking shown among banks only (captives excluded) ** Source: JD Pin (JD Power and Associates), includes loans only; banks: Ally, Capital One, Chase, and Wells Fargo, weighted average FICO Auto Loans and Retail Leases Data as of 08/29/13 Bank Lender June 2013 Market Share* FICO** Pre-Owned Mix** Bank 1 5.9% 684 46% Bank 2 5.2% 687 74% Bank 3 4.7% 723 45% Bank 4 3.4% 675 60% USB - Future 2.4% 730 40% USB - Current 1.2% 758 35% ... 14
Current Growth Drivers Building scale through expanded distribution Customer experience Affluent market - differentiated delivery and service Building Deeper Relationships Small Business - differentiated delivery and service Mortgage banking expansion Community Banking business model Distribution network optimization Positioning mortgage for the New Economy National consumer lending expansion Business Unit Strategies Environmental Factors Opportunities Strong economic recovery Market share and "share of wallet" expansion Challenges Slow economic recovery Regulation and legislative actions Revenue Drivers Loan volume Deposit volume Net new checking accounts Fees on deposit products Treasury management Assets under management 15
U.S. Bancorp Investor Day Consumer and Small Business Banking
U.S. Bancorp Investor Day Wholesale Banking and Commercial Real Estate Joe Hoesley, Vice Chairman Dick Payne, Vice Chairman September 12, 2013
Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. Global and domestic economies could fail to recover from the recent economic downturn or could experience another severe contraction, which could adversely affect U.S. Bancorp's revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Continued stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values. In addition, U.S. Bancorp's business and financial performance is likely to be negatively impacted by recently enacted and future legislation and regulation. U.S. Bancorp's results could also be adversely affected by deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management's ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp's Annual Report on Form 10-K for the year ended December 31, 2012, on file with the Securities and Exchange Commission, including the sections entitled "Risk Factors" and "Corporate Risk Profile" contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. However, factors other than these could also adversely affect U.S. Bancorp's results, and you should not consider these factors to be a complete set of all potential risks. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp's performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of the presentation. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. 2
Wholesale Banking and Commercial Real Estate Profile Full year 2012, excluding Treasury and Corporate Support Revenue Mix (CHART) Contribution to U.S. Bancorp Revenue Pre-provision Income Loans Deposits (CHART) (CHART) (CHART) (CHART) 19% 25% 31% 29% Corporate Banking 63% Commercial Real Estate 21% Commercial Banking 16% (CHART) Noninterest Income Net Interest Income % of Revenue 3
Financial Performance Loan commitments growth of 19.1% and average loan growth of 9.4% Average deposit growth of 12.2% Total net revenue growth of 3.0% Noninterest expense growth of 2.1% Performance Highlights (2010 - 2012 CAGR) Key Drivers Expanded distribution, new customer relationships and "flight-to-quality" Expanded distribution, new customer relationships, Building Deeper Relationships initiatives and "flight-to-quality" Balance sheet growth, product expansion, Building Deeper Relationships initiatives, partially offset by lower margin benefit from deposits Disciplined cost control 4
Wholesale Banking and Commercial Real Estate Competitive Advantages USB Relative Position Versus Larger Competitors Versus Smaller Competitors Balance Sheet Strength Debt Ratings Middle Market Franchise Breadth and Depth of Capabilities Cost of Funds Regulatory Capital Requirements Advantaged Competitive Disadvantaged Customer Experience 5
1Q07 2Q13 Debt Capital Markets Market Share Business Category Market Rank #4 Commercial Real Estate Bank Lender 3.2% 3.7% Balance Sheet 0.3% 2.3% 1.2% 7.0% #5 Commitments #5 C&I Bank Lender 3.7% 5.1% 2.5% 1.6% Market Position 2.2% 4.3% 2.4% NA 1.8% Source: SNL, Securities Data Corp and Thompson Reuters Presented as deal count rank and domestic share, based on principal amount 2007 2012 NA #5 Investment Grade Loan Bookrunner #6 Middle Market Loan Bookrunner #6 Commercial Real Estate Loan Bookrunner #8 Investment Grade Bond Bookrunner #12 Real Estate Investment Trust Bond Bookrunner 6
Growth Accelerators Growth Accelerators Positioning for an improving economy Delivering on Client Advocacy Client growth in other U.S. Bank lines of business Leveraging "flight-to-quality" (CHART) (CHART) (CHART) Average Commitments Average Loans Average Deposits $ in billions 19.1% CAGR 9.4% CAGR 12.2% CAGR 7

# 2010 Business Unit Growth Strategies

EXTENDING THE ADVANTAGE

| Strategy | Accomplishments | Status |
|---|---|---|
| ▪ Expanding distribution | • Expanded into high potential markets<br>• Enhanced RM market coverage teams<br>• More than 450 new Wholesale relationships* | Continuing |
| ▪ Expanding low-risk capital markets activities | • Entered municipal bond and private placements business<br>• Invested in foreign exchange and derivatives | Continuing |
| ▪ Building Deeper Relationships | • Conducted ~19,000 relationship reviews since 2010<br>• ~$435MM of incremental revenue in 2012 | Continuing |
| ▪ Customer experience | • Increased client satisfaction scores as measured by Greenwich | Continuing |

* New Wholesale relationships with annual revenue > $50,000

usbancorp

8
Extending the Advantage Optimizing distribution Building Deeper Relationships - Fortune 1000 Optimizing low-risk capital markets product set Client Advocacy 9
Optimizing Distribution Geographic expansion Expanded client segmentation Enhanced Relationship Manager and Product Partner coverage models Adjacent State Strategy Wholesale Offices Wholesale Banking Market Area Community Banking Market Area 25 State Footprint 10
Building Deeper Relationships - Fortune 1000 Competitive Advantages and Investments Have Significantly Improved Ability to Build Deeper Relationships with Fortune 1000 Competitive Advantages Debt Ratings Cost of Funds Regulatory Capital Requirements Investments Expanded Distribution Low-risk Capital Markets Talent Fortune 1000 Clients 797 867 8.8% Fortune 1000 Annualized Revenue ~$612MM ~$855MM 39.7% Fortune 1000 Commitments $29.1B $51.3B 76.3% 2010 2012* % Change * Fortune list published in 2013 11
High Grade Bond business Private Placements Loan Sales & Trading Municipal Securities investment Derivative investment Foreign Exchange investment Optimizing Low-risk Capital Markets Product Set 2007 - 2013 2014 and Beyond * Total U.S. Bancorp, included in Commercial Products Revenue ** Capital Markets penetration analysis based on clients with annual revenue > $50,000 Capital Markets Revenue* $ in millions Capital Markets Penetration** (CHART) (CHART) 13.6% 29.1% CAGR 12
All Wholesale Banking and Commercial Real Estate Team Leaders, Relationship Managers, Product Partners and Credit Partners have been through the three day Client Advocacy Program Objective is to focus on the success of the client by delivering the assets and capabilities of the entire Bank in a timely, transparent and simple manner Cultural change is taking root and results are evident, as Relationship Managers begin to apply the skills and tools that the Client Advocacy Program provides Client Advocacy is a culture that requires All of US to individually and collectively focus on, champion for, and accelerate client success, building loyalty and driving mutual benefits for our clients at U.S. Bank. Our goal is clear: To earn the First Call and Last Look from our clients and achieve Absolute Client Loyalty. Client Advocacy 13
Current Growth Drivers Optimizing distribution Optimizing low-risk capital markets product set Building Deeper Relationships Client Advocacy Business Unit Strategies Environmental Factors Opportunities Strong economic recovery Market share and "share of wallet" expansion Challenges Slow economic recovery Pricing and structure more competitive Commercial real estate stabilizing, but not robust Revenue Drivers Commitments Loan volume Deposit volume Treasury management sales Commercial product sales including capital markets and letter of credit 14
U.S. Bancorp Investor Day Wholesale Banking and Commercial Real Estate
U.S. Bancorp Investor Day Wealth Management and Securities Services Terry Dolan Vice Chairman September 12, 2013
Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. Global and domestic economies could fail to recover from the recent economic downturn or could experience another severe contraction, which could adversely affect U.S. Bancorp's revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Continued stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values. In addition, U.S. Bancorp's business and financial performance is likely to be negatively impacted by recently enacted and future legislation and regulation. U.S. Bancorp's results could also be adversely affected by deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management's ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp's Annual Report on Form 10-K for the year ended December 31, 2012, on file with the Securities and Exchange Commission, including the sections entitled "Risk Factors" and "Corporate Risk Profile" contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. However, factors other than these could also adversely affect U.S. Bancorp's results, and you should not consider these factors to be a complete set of all potential risks. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp's performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of the presentation. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. 2
Wealth Management and Securities Services Profile Full year 2012, excluding Treasury and Corporate Support Revenue Mix (CHART) Contribution to U.S. Bancorp Revenue Pre-provision Income Deposits Fee Income (CHART) (CHART) (CHART) 8% 3% 20% 12% Fund Services 15% IT&C 9% Corporate Trust 35% Wealth Management 40% U.S. Bancorp Asset Management 1% (CHART) (CHART) Noninterest Income Net Interest Income % of Revenue 3
Financial Performance Average deposit growth of 32.6% Average loan growth of 3.8%, increased to 8.1% in 2012 and accelerated to 25.4% 1H13 vs. 1H12 Total net revenue growth of 2.6% Noninterest expense growth of 7.2% Performance Highlights (2010 - 2012 CAGR) Key Drivers Corporate Trust market share gains and acquisition Capitalizing on investments and Building Deeper Relationships initiatives Core business growth and acquisitions, partially offset by lower margin benefit from deposits and economic headwinds Investments in growth initiatives 4
Competitive Advantages USB Relative Position Versus Larger Competitors Versus Smaller Competitors Customer Experience - Ascent PCM Customer Experience - Private Client Reserve Investment Platform Brand Awareness Customer Experience - Private Client Group Investment Thought Leadership Advantaged Competitive Disadvantaged Wealth Management Segment Ascent PCM Private Client Reserve Private Client Group Investable Assets > $50 million $3 - $50 million < $3 million 5
Competitive Advantages USB Relative Position Versus Larger Competitors Versus Smaller Competitors Operating Scale Debt Ratings Breadth and Depth of Capabilities Brand Awareness Market Position Barriers to Entry Advantaged Competitive Disadvantaged Customer Experience Securities Services Technology 6
Higher customer satisfaction Leveraging the economic recovery Consolidated platforms Investment in people Investment in technology Efficient risk management Service quality high Fees competitive Maintenance requirement lower Employees engaged Our Scale Differentiates Competitive Advantages 7
2007 2012 Scale Fund Services #1 U.S. Structured Trustee Market Share Business Unit Market Rank #1 U.S. Municipal Trustee 27.2% 30.5% Corporate Trust Source: Barron's (wealth management), accounts over $5 million; Investment Company Institute (fund services); Securities Data Corp (corporate trust), based on number of issues #2 U.S. Corporate Trustee 7.5% 22.8% #3 3rd Party Mutual Fund Servicer #19 Assets Under Management 0.8% 0.7% Market Position NR = At Scale = Not at Scale = Scale not Required NR 16.2% 17.9% 25.8% 24.1% Wealth Management 2007 2Q13 YTD 8
Growth Accelerators Growth Accelerators Capitalizing on investments Delivering on Client Advocacy Growth from Building Deeper Relationships initiative Significant leverage to an improving economy (CHART) (CHART) (CHART) Average Deposits and Loans ($ in billions) Annualized Sales ($ in millions) Fortune 1000 Customers of Global Corporate Trust with Wholesale Banking Relationship 12.6% 9
Talent aligned to segments Enhanced business capabilities Accelerating growth rates Continuing 2010 Business Unit Growth Strategies Strategy Accomplishments Status Customer segmentation / servicing model in Wealth Management Customer experience Continuing "Share of Media Voice" expanding "5 Star" NQR performer "Best in Class" client servicing Building Deeper Relationships Continuing Relationship reviews Sales "lift" of 10% in 2012 "Connect to the Bank" programs Global securities services Continuing Expanded geographical markets Product offering extension Global servicing platforms Federal Government initiatives Continuing Freddie Mac; GSE's Housing finance agencies Enable government cost reduction programs Strategic acquisitions Continuing Six acquisitions since 2010 BAC structured trusts AIS Fund Administration 10
Extending the Advantage Building a distinctive client experience Alternative investment servicing capabilities Corporate Trust global expansion 11
Building a Distinctive Client Experience Integrated Online Experience Call Center + Concierge Services Personalized Advisory Dedicated Teams Family Office High Touch Comprehensive Wealth Management Financial Advisory On-Demand Services Online Delegated Self Directed Investable Assets Branding Investing in the Business Completion (CHART) (CHART) (CHART) 12
Unique customer experience Managing the "Impact of Wealth" versus investments 2nd fastest growing family office wealth manager in 2012 Building a Distinctive Client Experience - Ascent 13
Building a Distinctive Client Experience - Private Client Reserve Strong Momentum Enhanced leadership teams Implemented client service models Aligned talent by segment Improved credit processes Expanded investment platform Created market visibility Enhanced partnerships 14
Building a Distinctive Client Experience - Private Client Group Opportunity Exists in Affluent Strong brand with affluent banking clients Client utilization of services similar to retail banking Capturing the Affluent Opportunity Rebalancing resources Enhancing service delivery Aligning performance metrics Target penetration of 20% Each 5% of penetration is $250 million of revenue opportunity Currently, <5% penetration of 1.6 million U.S. Bank affluent banking clients 15
Alternative Investment Servicing Fund Services "Top Tier" customer experience Market position - hedge fund servicing 28th in 2010 to 14th in 2013 Geographical expansion into Europe Product extension across all servicing Expanding middle office capabilities Strategic acquisitions (CHART) Alternative Investment AUA ($ in billions) 16
Corporate Trust Global Expansion Domestic markets: Focus on "Centers of Influence" Penetration of Wholesale Banking clients Cross-sell alternative investment funds International markets: Geographical market expansion Extension of product offering and capabilities Leverage scalable global platforms Strategic acquisitions 17
Current Growth Drivers Customer segmentation / servicing model in Wealth Management Building a distinctive client experience Building Deeper Relationships Global securities services Federal Government initiative Strategic acquisitions Alternative investment servicing capabilities Corporate Trust global expansion Business Unit Strategies Environmental Factors Opportunities Strong economic recovery Generational wealth transfer Wealth clients in motion Challenges Slow economic recovery Evolving regulation and legislative environment Revenue Drivers Client acquisition Deal flow Funds serviced Assets under management Assets under administration Loan balances Deposit balances 18
U.S. Bancorp Investor Day Wealth Management and Securities Services
U.S. Bancorp Investor Day Payment Services Pamela Joseph Vice Chairman September 12, 2013
Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. Global and domestic economies could fail to recover from the recent economic downturn or could experience another severe contraction, which could adversely affect U.S. Bancorp's revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Continued stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values. In addition, U.S. Bancorp's business and financial performance is likely to be negatively impacted by recently enacted and future legislation and regulation. U.S. Bancorp's results could also be adversely affected by deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management's ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp's Annual Report on Form 10-K for the year ended December 31, 2012, on file with the Securities and Exchange Commission, including the sections entitled "Risk Factors" and "Corporate Risk Profile" contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. However, factors other than these could also adversely affect U.S. Bancorp's results, and you should not consider these factors to be a complete set of all potential risks. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp's performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of the presentation. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. 2
Payment Services Profile Full year 2012, excluding Treasury and Corporate Support Revenue Mix (CHART) Contribution to U.S. Bancorp Revenue Pre-provision Income Loans (CHART) (CHART) (CHART) 26% 33% 11% Fee Income (CHART) 35% Retail Payment Solutions 59% Global Merchant Acquiring 30% Corporate Payment Systems 11% (CHART) Noninterest Income Net Interest Income % of Revenue 3
Financial Performance Average loan growth of 1.8% Total net revenue growth of 2.8% Noninterest expense growth of 3.0% Performance Highlights (2010 - 2012 CAGR) Key Drivers Cautious consumer behavior driven by slow economy Growth in customer base, Building Deeper Relationships initiatives, product innovation and geographic expansion, partially offset by regulatory and economic headwinds Investments balanced by disciplined cost control 4
Competitive Advantages USB Relative Position Versus Larger Competitors Versus Smaller Competitors Financial Institution Distribution Technology Platforms Customer Experience Brand Awareness Barriers to Entry Breadth and Depth of Capabilities Advantaged Competitive Disadvantaged Payments Services 5
2007 2012 Scale Global Merchant Acquiring #3 U.S. Commercial Card Issuer Market Share Business Unit Market Rank #5 U.S. Merchant Acquirer 8% 8% Retail Payment Solutions #6 European Merchant Acquirer 7% 8% 10% 11% #4 U.S. Debit Card Issuer #5 U.S. Credit Card Issuer 4% 6% 3% 3% Market Position NR = At Scale = Not at Scale = Scale not Required Corporate Payment Systems Source: The Nilson Report (Visa and MasterCard issuers); U.S. merchant share based on top 10 merchant acquirers; Europe market share based on top 30 European acquirers in the markets Elavon operates; commercial card rank excludes small business, share excludes fleet cards 6
Growth Accelerators Growth Accelerators Significant leverage to an improving economy Stabilizing regulatory environment Client growth in other U.S. Bank lines of business 7

# 2010 Business Unit Growth Strategies

EXTENDING THE ADVANTAGE

| Strategy | Accomplishments | Status |
|---|---|---|
| ▪ International expansion | • Elavon: Brazil, Spain<br>• Corporate Payments: Europe | Continuing |
| ▪ Financial institution partnerships | • Account production up 45% since 2010 | Continuing |
| ▪ FlexPerks rewards | • Retained 79% of receivables | Continuing |
| ▪ Payments innovation | • Multiple mobile payments pilots | Continuing |
| ▪ Syncada joint venture | • Signed multiple distribution partners | Reversed JV |
| ▪ Building Deeper Relationships | • Significant growth in credit card sales in branches | Continuing |

usbancorp
8
Investing in products and technology Prepaid expansion Product innovation International expansion Organic growth plans in existing markets New market expansion Building Deeper Relationships Selling into core USB banking relationships Extending the Advantage 9
Prepaid Expansion Continued high growth industry with ~20% CAGR* New government and payroll card programs fueling growth FSV adds key processing capabilities, deepens penetration in attractive corporate vertical, and dramatically increases size of business line Prepaid Value Chain Taking processing and call center support in-house increases product margin and gives USB more control over end-to-end customer experience Investing in Product and Technology * Mercator Advisory Group October 2012, prepaid cards market forecast = 19.9% (2012 - 2015) 10
Internal Rewards Platform Allows for customization including: Pay with Points Corporate card rewards Double-Up (merchant processing rewards) Credit Processing Enables USB to serve as a third party processor for banks and credit unions which wish to own their own card programs Innovation Ongoing mobile pilots around card programs Launch of The Grove (merchant mobile development team) Pay with Points Investing in Product and Technology 11

# Investing in Product and Technology

EXTENDING THE ADVANTAGE

## Innovation Timeline

**2011**



**MARCH**
Launched Virtual Merchant Mobile



**SEPTEMBER**
REI iPhone Credit Card App Pilot



**JULY**
FlexPerks Contactless & EMV Card Pilot

**2012**



**MARCH**
Retailer iPad App

V.me by Visa

**MAY**
V.me Wallet Support



**AUGUST**
Multi Function Campus Card

the grove

**OCTOBER**



**NOVEMBER**
Peri mCommerce Pilot



**DECEMBER**
Go Mobile Launch

**2013**



**JANUARY:**
NCR Silver launched

**FEBRUARY**
Travel VirtualPay

**FEBRUARY**
Video Banking Launch



**APRIL**
Nina Voice Control Pilot

**JUNE**
Square ® Wallet Support



**AUGUST**
Bar Code Payment Pilot



**SEPTEMBER**
Merchant Instant Decision



**SEPTEMBER**
Voice Biometrics Pilot

usbancorp 12

International Expansion Merchant Acquiring International Expansion International revenue 17% of total Elavon revenue in 2010, expectations are for 30% in 2015 Executed joint venture with Santander in Spain (April 2013) Further expansion opportunities: Organic growth investments - Brazil, Mexico, UK and Germany Target opportunities for market expansion - Sweden, Denmark and India EU Ranking By Market: #4 in UK #1 in Ireland #2 in Spain #2 in Norway #4 in Poland #5 in Germany Source: The Nilson Report for U.S. and EU overall ranking, market research and company estimated rankings for all other markets #5 #3 Gaining Share #6 13
Consumer Credit Cards Continue focus on Project ReDE (Replace, Deepen, and Elevate) to enhance card sales in branches Merchant Accounts Leverage ReDE program for merchant "Double Up" - innovative program offering rewards to customers with both a merchant account and a small business card Corporate Cards Aggressive plan with Wholesale Banking for new contracts Building Deeper Relationships (CHART) 34.2% (CHART) (CHART) % of U.S. Bank households/relationships that have a respective payments product 12.5% 14.3% Consumer Credit Cards Merchant Accounts Corporate Cards As of 1Q13 14
International expansion Financial institution partnerships FlexPerks rewards Payments innovation Building Deeper Relationships Investing in products and technology Business Unit Strategies Current Growth Drivers Environmental Factors Opportunities Strong economic recovery Additional partnership opportunities Migration from paper to electronic payments Challenges Evolving regulatory and legislative environment Slow economic recovery Revenue Drivers Retail loan growth Credit, debit and pre- paid card transaction volume Corporate card transaction volume Merchant transaction volume Merchant and corporate card services 15
U.S. Bancorp Investor Day Payment Services
Closing Remarks Richard K. Davis Chairman, President and CEO U.S. Bancorp Investor Day September 12, 2013
Extending the Advantage Our Culture Client Advocacy New Economy Distribution Strength 2
Extending the Advantage Shareholder Value Strong Defense Investing for Growth Positioned to Win Flight-to-Quality Strong Defense Enterprise Revenue Office National Corporate Banking National Mortgage Banking Deposit Pricing Parity Brand Development Selective M&A / JVs Investing for Growth (2007 - 2010) Expense Driven Conservative Credit Culture Efficient Operating Model Strong Capital Generation Fortress Balance Sheet Diversification of Risk Low Revenue Volatility Strong Defense (2001 - 2006) Market Share Gain Strong Defense Investing for Growth Relevant Scale Customer Experience Leveraging Technology Employee Engagement Positioned to Win (2011 - 2013) Our Culture Client Advocacy New Economy Distribution Strength Extending the Advantage (2014 ?) 3
Consistent Predictable Repeatable 4
Growth in Market Share We are in an Advantaged Position to Grow Market Share 5
Growth in Market Share Our Business Model Enables Industry Leading Growth and High Returns Industry Leading Growth and Profitability with Conservative Risk Profile 6
Shareholder Value Creation Growth in Market Share Growth in Market Share and High Returns Create Long-term Value for Shareholders Industry Leading Growth and Profitability with Conservative Risk Profile 7
U.S. Bancorp Investor Day Closing Remarks